EXHIBIT 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN NOTE

This First Amendment to Second Amended and Restated Term Loan Note (as the same may from time to time be amended, restated, modified or otherwise supplemented, this “First Amendment”) is dated this 18th day of June, 2010 from Green Plains Grain Company LLC, a Delaware limited liability company (“IA Borrower”), and Green Plains Grain Company TN, LLC, a Delaware limited liability company (“TN Borrower”, together with IA Borrower and their successors and assigns, each a “Borrower” and collectively, the “Borrowers”), to and in favor of First National Bank of Omaha, a national banking association (together with its successors and assigns, the “Lender”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement (defined below).

RECITALS

WHEREAS, Borrowers executed and delivered to Lender a Second Amended and Restated Term Loan Note dated April 19, 2010 (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Original Term Loan Note”);

WHEREAS, the Original Term Loan Note was given in connection with, and governed by, the Second Amended and Restated Credit Agreement dated April 19, 2010 by and among Borrowers and Lender (as the same may be from time to time be amended, restated, modified or otherwise supplemented, the “Credit Agreement”);

WHEREAS, Borrowers and Lender are entering into the First Amendment to Second Amended and Restated Credit Agreement dated June 18, 2010 to, among other things, change the Term Loan Maturity Date to August 1, 2013; and

WHEREAS, Borrowers and Lender desire to amend the Original Term Loan Note in order to reflect such change.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Each reference in the third paragraph of the Original Term Loan Note to “May 1, 2015” is hereby amended to state “August 1, 2013.”

2. Except as specifically amended herein, the Original Term Loan Note shall remain in full force and effect as originally executed.

3. This First Amendment shall be binding on the successors and assigns of the parties hereto.

4. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first set forth above.

BORROWERS:

Green Plains Grain Company LLC

By:	/s/ Jerry Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

Green Plains Grain Company TN LLC

By:	/s/ Jerry Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

Lender:

First National Bank of Omaha

By:	/s/ Kenneth Feaster
Name:	Kenneth Feaster
Title:	Vice President

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